UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 30, 2023
Date of Report (date of earliest event reported)

Cantaloupe, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365		23-2679963
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

101 Lindenwood Drive, Suite 405	Malvern	Pennsylvania	19335
(Address of Principal Executive Offices)			(Zip Code)
(610) 989-0340
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	CTLP	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 30, 2023, Cantaloupe, Inc. (the “Company”) held the Company’s 2024 annual meeting of shareholders (the “Annual Meeting”). The final voting results for each of the proposals submitted to a vote of the shareholders at the Annual Meeting are set forth below.

1. Election of Directors

Each nominee for director was elected, and the voting results were as follows:

Nominee	Votes for	Votes against	Abstentions	Broker Non-Votes
Douglas G. Bergeron	37,982,664	291,911	12,794	6,799,512
Lisa P. Baird	37,959,091	315,899	12,379	6,799,512
Ian Harris	37,181,632	1,090,939	14,798	6,799,512
Jacob Lamm	38,095,685	176,733	14,951	6,799,512
Michael K. Passilla	37,941,537	331,034	14,798	6,799,512
Ellen Richey	36,074,560	2,200,231	12,578	6,799,512
Anne M. Smalling	36,200,825	2,073,966	12,578	6,799,512
Ravi Venkatesan	38,106,543	166,091	14,735	6,799,512
Shannon S. Warren	36,170,082	2,104,819	12,468	6,799,512

2. Advisory Vote on named executive officer compensation.

The Company’s shareholders approved, on an advisory basis, the Company’s named executive officer compensation as disclosed in the Company’s proxy statement for the Annual Meeting, and the voting results were as follows:

Votes for	37,051,335
Votes against	1,165,612
Abstentions	70,422
Broker Non-Votes	6,799,512

3. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year ending June 30, 2024.

The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024 was approved, and the voting results were as follows:

Votes for	44,992,388
Votes against	86,909
Abstentions	7,584

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Ex. Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cantaloupe, Inc.

Date: August 7, 2024
By: /s/ Anna Novoseletsky
Anna Novoseletsky
Chief Legal & Compliance Officer and General Counsel